COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

CLASS A (CPXAX), CLASS C (CPXCX), CLASS F (CPXFX), CLASS I (CPXIX),

CLASS R (CPRRX) AND CLASS Z (CPXZX) SHARES

Supplement dated March 24, 2022 to

Summary Prospectus and Prospectus dated May 1, 2021, as supplemented December 10, 2021

Statement of Additional Information dated March 1, 2022

Effective April 29, 2022, Jerry Dorost will be added as a portfolio manager of Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”). William F. Scapell and Elaine Zaharis-Nikas will continue to serve as portfolio managers of the Fund. As of March 24, 2022, Jerry Dorost did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management – Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

William F. Scapell – Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.

Elaine Zaharis-Nikas – Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2015.

Jerry Dorost – Senior Vice President of the Advisor. Mr. Dorost has been a portfolio manager of the Fund since 2022.

In addition, the section titled “Management of the Fund – Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

William F. Scapell – Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.

Elaine Zaharis-Nikas – Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor and is a senior member of the Fixed Income and Preferred Securities investment team. Ms. Zaharis-Nikas is a Chartered Financial Analyst charterholder. She is based in New York.

Jerry Dorost – Mr. Dorost joined the Advisor in 2010 and currently serves as Senior Vice President of the Advisor, and a member of the Fixed Income and Preferred Securities investment team. Mr. Dorost is a Chartered Financial Analyst charterholder. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Mr. Scapell and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services – Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Preferred Securities and Income Fund*
William F. Scapell	13	$15,526	17	$3,429	23	$3,500
Elaine Zaharis-Nikas	10	$10,665	16	$3,401	21	$2,858
Jerry Dorost	5	$3,685	16	$3,401	21	$2,858

*	Other accounts managed data as of February 28, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXSPRO – 3.24.2022